                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT


                                                                   Settlement Date                      2/28/2003
                                                                   Determination Date                   3/12/2003
                                                                   Distribution Date                    3/17/2003


I.      All Payments on the Contracts                                                                                 5,247,768.26
II.     All Liquidation Proceeds on the                                                                                 240,108.22
        Contracts with respect to Principal
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.12
V.      Servicer Monthly Advances                                                                                        96,148.56
VI.     Distribution from the Reserve Account                                                                           232,411.71
VII.    Deposits from the Pay-Ahead Account                                                                              36,792.25
        (including Investment Earnings)
VIII.   Transfers to the Pay-Ahead Account                                                                             (17,746.41)
IX.     Less:  Investment Earnings distributions
        (a)  To Sellers with respect to                                                                                     (0.12)
             the Collection Account
        (b)  To Sellers with respect to                                                                                     0.00
             the Pay-Ahead Account
X.     Deposit in error                                                                                                     0.00
Total available amount in Collection Account                                                                         $5,835,482.59
                                                                                                                 =================


DISTRIBUTION AMOUNTS                                                 Cost per $1000
----------------------------------------------                   -----------------------

1.   (a)  Class A-1 Note Interest Distribution                                                    0.00
     (b)  Class A-1 Note Principal Distribution                                                   0.00
          Aggregate Class A-1 Note Distributio                         0.00000000                                             0.00

2.   (a)  Class A-2 Note Interest Distribution                                                    0.00
     (b)  Class A-2 Note Principal Distribution                                                   0.00
          Aggregate Class A-2 Note Distribution                        0.00000000                                             0.00

3.   (a)  Class A-3 Note Interest Distribution                                                    0.00
     (b)  Class A-3 Note Principal Distribution                                                   0.00
            Aggregate Class A-3 Note Distribution                      0.00000000                                             0.00

4.   (a)  Class A-4 Note Interest Distribution                                                    0.00
     (b)  Class A-4 Note Principal Distribution                                                   0.00
          Aggregate Class A-4 Note Distribution                        0.00000000                                             0.00

5.   (a)  Class A-5 Note Interest Distribution                                                    0.00
     (b)  Class A-5 Note Principal Distribution                                                   0.00
           Aggregate Class A-5 Note Distribution                       0.00000000                                             0.00

6.   (a)  Class A-6 Note Interest Distribution                                                    0.00
     (b)  Class A-6 Note Principal Distribution                                                   0.00
          Aggregate Class A-6 Note Distribution                        0.00000000                                             0.00

7.   (a)  Class A-7 Note Interest Distribution                                                    0.00
     (b)  Class A-7 Note Principal Distribution                                                   0.00
          Aggregate Class A-7 Note Distribution                        0.00000000                                             0.00

8.   (a)  Class A-8 Note Interest Distribution                                                    0.00
     (b)  Class A-8 Note Principal Distribution                                                   0.00
          Aggregate Class A-8 Note Distribution                        0.00000000                                             0.00

9.   (a)  Class A-9 Note Interest Distribution                                              164,156.28
     (b)  Class A-9 Note Principal Distribution                                           4,915,871.78
          Aggregate Class A-9 Note Distribution                       83.27914849                                     5,080,028.06

10. (a)  Class A-10 Note Interest Distribution                                              345,041.67
    (b)  Class A-10 Note Principal Distribution                                                   0.00
         Aggregate Class A-10 Note Distribution                        5.30833333                                       345,041.67

11. (a)  Class B Certificate Interest Distribution                                           244,679.31
    (b)  Class B Certificate Principal Distribution                                                0.00
         Aggregate Class B Certificate Distribution                    5.45000000                                       244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                      58,776.75
     (b)  Reimbursement of prior Monthly Advances                                           106,956.81
               Total Servicer Payment                                                                                   165,733.56

13.  Deposits to the Reserve Account                                                                                          0.00

Total Distribution Amount                                                                                            $5,835,482.59
                                                                                                                 =================


Chase RV97A                        Page 1 of 4

Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase                                                              0.00
           USA) from Excess Collections
      (b)  Amounts to the Sellers (Chase                                                              0.00
           Manhattan Bank) from Excess Collections
      (c)  Distribution from the Reserve                                                              0.00
           Account to the Sellers(Chase USA)
      (d)  Distribution from the Reserve                                                              0.00
           Account to the Sellers(Chase Manhattan Bank)
                        Total Amounts to                                                                                  $0.00
Sellers(Chase USA & Chase Manhattan Bank) =
                                                                                                                 ==============


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                  0.00
        (b) Class A-2 Notes    @              5.852%                                                  0.00
        (c) Class A-3 Notes    @              5.919%                                                  0.00
        (d) Class A-4 Notes    @              6.020%                                                  0.00
        (e) Class A-5 Notes    @              6.050%                                                  0.00
        (f) Class A-6 Notes    @              6.130%                                                  0.00
        (g) Class A-7 Notes    @              6.140%                                                  0.00
        (h) Class A-8 Notes    @              6.230%                                                  0.00
        (i) Class A-9 Notes    @              6.320%                                            164,156.28
        (j) Class A-10 Notes   @              6.370%                                            345,041.67
                     Aggregate Interest on  Notes                                                                    509,197.94
        (k) Class B Certificates @            6.540%                                                                 244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                           0.00
        (b) Class A-2 Notes                                                                           0.00
        (c) Class A-3 Notes                                                                           0.00
        (d) Class A-4 Notes                                                                           0.00
        (e) Class A-5 Notes                                                                           0.00
        (f) Class A-6 Notes                                                                           0.00
        (g) Class A-7 Notes                                                                           0.00
        (h) Class A-8 Notes                                                                           0.00
        (i) Class A-9 Notes                                                                           0.00
        (j) Class A-10 Notes                                                                          0.00
        (k) Class B Certificates                                                                      0.00

3.   Total Distribution of Interest                                Cost per $1000
                                                               -----------------------
        (a) Class A-1 Notes                                          0.00000000                       0.00
        (b) Class A-2 Notes                                          0.00000000                       0.00
        (c) Class A-3 Notes                                          0.00000000                       0.00
        (d) Class A-4 Notes                                          0.00000000                       0.00
        (e) Class A-5 Notes                                          0.00000000                       0.00
        (f) Class A-6 Notes                                          0.00000000                       0.00
        (g) Class A-7 Notes                                          0.00000000                       0.00
        (h) Class A-8 Notes                                          0.00000000                       0.00
        (i) Class A-9 Notes                                          2.69108653                 164,156.28
        (j) Class A-10 Notes                                         5.30833333                 345,041.67
                     Total Aggregate Interest on Notes                                                               509,197.94
        (k) Class B Certificates                                     5.45000000                                      244,679.31



                  PRINCIPAL
----------------------------------------------
                                                               No. of Contracts
                                                               -----------------------
1.   Amount of Stated Principal Collected                                                     1,849,216.98
2.   Amount of Principal Prepayment Collected                           160                   2,380,977.66
3.   Amount of Liquidated Contract                                       14                     685,677.14
4.   Amount of Repurchased Contract                                      0                            0.00

       Total Formula Principal Distribution Amount                                                                 4,915,871.78

5.   Principal Balance before giving effect                                                  Pool Factor
--   --------------------------------------                                                  -----------
     to Principal Distribution
        (a) Class A-1 Notes                                                                  0.0000000                     0.00
        (b) Class A-2 Notes                                                                  0.0000000                     0.00
        (c) Class A-3 Notes                                                                  0.0000000                     0.00
        (d) Class A-4 Notes                                                                  0.0000000                     0.00
        (e) Class A-5 Notes                                                                  0.0000000                     0.00
        (f) Class A-6 Notes                                                                  0.0000000                     0.00
        (g) Class A-7 Notes                                                                  0.0000000                     0.00
        (h) Class A-8 Notes                                                                  0.0000000                     0.00
        (i) Class A-9 Notes                                                                  0.5109658            31,168,913.55
        (j) Class A-10 Notes                                                                 1.0000000            65,000,000.00
        (k) Class B Certificates                                                             1.0000000            44,895,285.54

Chase RV97A                        Page 2 of 4

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                0.00
        (b) Class A-2 Notes                                                                                                0.00
        (c) Class A-3 Notes                                                                                                0.00
        (d) Class A-4 Notes                                                                                                0.00
        (e) Class A-5 Notes                                                                                                0.00
        (f) Class A-6 Notes                                                                                                0.00
        (g) Class A-7 Notes                                                                                                0.00
        (h) Class A-8 Notes                                                                                                0.00
        (i) Class A-9 Notes                                                                                                0.00
        (j) Class A-10 Notes                                                                                               0.00
        (k) Class B Certificates                                                                                           0.00

7. Principal Distribution                                                  Cost per $1000
                                                                          -----------------
        (a) Class A-1 Notes                                                  0.00000000                                    0.00
        (b) Class A-2 Notes                                                  0.00000000                                    0.00
        (c) Class A-3 Notes                                                  0.00000000                                    0.00
        (d) Class A-4 Notes                                                  0.00000000                                    0.00
        (e) Class A-5 Notes                                                  0.00000000                                    0.00
        (f) Class A-6 Notes                                                  0.00000000                                    0.00
        (g) Class A-7 Notes                                                  0.00000000                                    0.00
        (h) Class A-8 Notes                                                  0.00000000                                    0.00
        (i) Class A-9 Notes                                                 80.58806197                            4,915,871.78
        (j) Class A-10 Notes                                                 0.00000000                                    0.00
        (k) Class B Certificates                                             0.00000000                                    0.00

8. Principal Balance after giving effect to
    Principal Distribution                                                                       Pool Factor
    ----------------------                                                                       -----------
        (a) Class A-1 Notes                                                                       0.0000000                0.00
        (b) Class A-2 Notes                                                                       0.0000000                0.00
        (c) Class A-3 Notes                                                                       0.0000000                0.00
        (d) Class A-4 Notes                                                                       0.0000000                0.00
        (e) Class A-5 Notes                                                                       0.0000000                0.00
        (f) Class A-6 Notes                                                                       0.0000000                0.00
        (g) Class A-7 Notes                                                                       0.0000000                0.00
        (h) Class A-8 Notes                                                                       0.0000000                0.00
        (i) Class A-9 Notes                                                                       0.4303777       26,253,041.77
        (j) Class A-10 Notes                                                                      1.0000000       65,000,000.00
        (k) Class B Certificates                                                                  1.0000000       44,895,285.54



                  POOL DATA
----------------------------------------------                                                    Aggregate
                                                                          No. of Contracts    Principal Balance
                                                                          ----------------    -----------------
1.   Pool Stated Principal Balance as of 2/28/2003                             6,057           136,148,327.31

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                     61                  947,948.38         0.696%
              (b) 60-89 Days                                                     27                  546,033.96         0.401%
              (c) 90-119 Days                                                    18                  363,771.73         0.267%
              (d) 120 Days +                                                     65                1,577,507.37         1.159%


3.   Contracts Repossessed during the Due Period                                 8                   201,559.14

4.   Current Repossession Inventory                                              12                  350,911.24

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                14                  685,677.14
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   240,108.22
                                                                                               ----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                445,568.92

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   629,251.24

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)         1,241                              19,729,529.79

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                         9.167%

9.   Weighted Average Remaining Term to Maturity of
     all Outstanding Contracts                                                                                           74.941

Chase RV97A                        Page 3 of 4

              TRIGGER ANALYSIS
----------------------------------------------

1. (a) Average Delinquency Percentage                             2.306%
   (b) Delinquency Percentage Trigger in effect ?                                YES

2. (a) Average Net Loss Ratio                                     0.057%
   (b) Net Loss Ratio Trigger in effect ?                                         NO
   (c) Net Loss Ratio (using ending Pool Balance)                 0.168%

3. (a) Servicer Replacement Percentage                            0.253%
   (b) Servicer Replacement Trigger in effect ?                                   NO



                MISCELLANEOUS
----------------------------------------------

1.    Monthly Servicing Fees                                                                                             58,776.75

2.    Servicer Advances                                                                                                  96,148.56

3.    (a)  Opening Balance of the Reserve Account                                                                     8,973,952.86
      (b)  Deposits to the Reserve Account                                                        0.00
      (c)  Investment Earnings in the Reserve Account                                        15,580.66
      (d)  Distribution from the Reserve Account                                           (232,411.71)
      (e)  Ending Balance of the Reserve Account                                                                      8,757,121.81

4.    Specified Reserve Account Balance                                                                               8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                     110,220.72
      (b)  Deposits to the Pay-Ahead Account
           from the Collection Account                                                       17,746.41
      (c)  Investment Earnings in the Pay-Ahead Account                                           0.00
      (d)  Transfers from the Pay-Ahead Account
           to the Collection Account                                                       (36,792.25)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       91,174.88

Chase RV97A                        Page 4 of 4